Exhibit 99.2

4Q20 Quarterly Supplement

Wells Fargo & Company and Subsidiaries
QUARTERLY FINANCIAL DATA

Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Annual Report on Form 10-K for the year ended December 31, 2020, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information.

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA

	Quarter ended					Dec 31, 2020 % Change from		Year ended
(in millions, except per share amounts)	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019	% Change
Selected Income Statement Data
Total revenue	$17,925	18,862	17,836	17,717	19,860	(5)%	(10)	$72,340	85,063	(15)%
Total noninterest expense	14,802	15,229	14,551	13,048	15,614	(3)	(5)	57,630	58,178	(1)
Pre-tax pre-provision profit (PTPP) (1)	3,123	3,633	3,285	4,669	4,246	(14)	(26)	14,710	26,885	(45)
Provision for credit losses	(179)	769	9,534	4,005	644	NM	NM	14,129	2,687	426
Wells Fargo net income (loss)	2,992	2,035	(2,379)	653	2,873	47	4	3,301	19,549	(83)
Wells Fargo net income (loss) applicable to common stock	2,642	1,720	(2,694)	42	2,546	54	4	1,710	17,938	(90)

Common Share Data
Diluted earnings (loss) per common share	0.64	0.42	(0.66)	0.01	0.60	52	7	0.41	4.05	(90)
Dividends declared per common share	0.10	0.10	0.51	0.51	0.51	—	(80)	1.22	1.92	(36)
Common shares outstanding	4,144.0	4,132.5	4,119.6	4,096.4	4,134.4	—	—
Average common shares outstanding	4,137.6	4,123.8	4,105.5	4,104.8	4,197.1	—	(1)	4,118.0	4,393.1	(6)
Diluted average common shares outstanding (2)	4,151.3	4,132.2	4,105.5	4,135.3	4,234.6	—	(2)	4,134.2	4,425.4	(7)
Book value per common share (3)	$39.76	38.99	38.67	39.71	40.31	2	(1)
Tangible book value per common share (3)(4)	33.04	32.23	31.88	32.90	33.50	3	(1)

Selected Equity Data (period-end)
Total equity	185,920	182,032	180,122	183,330	187,984	2	(1)
Common stockholders' equity	164,778	161,109	159,322	162,654	166,669	2	(1)
Tangible common equity (4)	136,935	133,179	131,329	134,787	138,506	3	(1)

Performance Ratios
Return on average assets (ROA)(5)	0.62%	0.42	(0.49)	0.13	0.59			0.17%	1.02
Return on average equity (ROE)(6)	6.4	4.2	(6.6)	0.1	5.9			1.0	10.2
Return on average tangible common equity (ROTCE)(4)	7.7	5.1	(8.0)	0.1	7.1			1.3	12.2
Efficiency ratio (7)	83	81	82	74	79			80	68
Net interest margin on a taxable-equivalent basis	2.13	2.13	2.25	2.58	2.53			2.27	2.73
NM – Not meaningful
(1)Pre-tax pre-provision profit (PTPP) is total revenue less total noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
(2)For second quarter 2020, diluted average common shares outstanding equaled average common shares outstanding because our securities convertible into common shares had an anti-dilutive effect.
(3)Book value per common share is common stockholders' equity divided by common shares outstanding. Tangible book value per common share is tangible common equity divided by common shares outstanding.
(4)Tangible common equity, tangible book value per common share, and return on average tangible common equity are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” tables on pages 23 and 24.
(5)Represents Wells Fargo net income (loss) divided by average assets.
(6)Represents Wells Fargo net income (loss) applicable to common stock divided by average common stockholders’ equity.
(7)The efficiency ratio is total noninterest expense divided by total revenue (net interest income and noninterest income).

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA (continued)

	Quarter ended					Dec 31, 2020 % Change from		Year ended
($ in millions, unless otherwise noted)	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019	% Change
Selected Balance Sheet Data (average)
Loans	$899,704	931,708	971,266	965,046	956,536	(3)%	(6)	$941,788	950,956	(1)%
Assets	1,926,872	1,947,672	1,948,939	1,950,659	1,941,843	(1)	(1)	1,943,501	1,913,444	2
Deposits	1,380,100	1,399,028	1,386,656	1,337,963	1,321,913	(1)	4	1,376,011	1,286,261	7

Selected Balance Sheet Data (period-end)
Debt securities	501,207	476,421	472,580	501,563	497,125	5	1
Loans	887,637	920,082	935,155	1,009,843	962,265	(4)	(8)
Allowance for loan losses	18,516	19,463	18,926	11,263	9,551	(5)	94
Equity securities	62,260	51,169	52,494	54,047	68,241	22	(9)
Assets	1,955,163	1,922,220	1,968,766	1,981,349	1,927,555	2	1
Deposits	1,404,381	1,383,215	1,410,711	1,376,532	1,322,626	2	6

Headcount (#)	268,531	274,931	276,013	272,267	271,924	(2)	(1)

Capital and other metrics (1)
Risk-based capital ratios and components (2):
Standardized Approach:
CET1	11.6%	11.4	11.0	10.7	11.1
Tier 1 capital	13.3	13.1	12.6	12.2	12.8
Total capital	16.5	16.3	15.9	15.2	15.8
Risk-weighted assets (RWAs) (in billions)	$1,192.0	1,185.6	1,213.1	1,262.8	1,245.9	1	(4)

Advanced Approach:
CET1	11.9%	11.5	11.1	11.4	11.9
Tier 1 capital	13.7	13.2	12.8	13.1	13.6
Total capital	16.1	15.7	15.3	15.6	16.2
Risk-weighted assets (RWAs) (in billions) (3)	$1,158.1	1,172.0	1,195.4	1,181.3	1,165.1	(1)	(1)

Tier 1 leverage ratio	8.3%	8.1	8.0	8.0	8.3
Liquidity Coverage Ratio (LCR)	133	134	129	121	120
Supplementary Leverage Ratio (SLR)	8.1	7.8	7.5	6.8	7.1
Total Loss Absorbing Capacity (TLAC)	25.8	25.8	25.3	23.3	23.3
(1)Ratios and metrics for December 31, 2020, are preliminary estimates.
(2)See tables on pages 25 and 26 for more information on Common Equity Tier 1 (CET1), tier 1 capital, and total capital. Beginning January 1, 2018, the requirements for calculating CET1 and tier 1 capital, along with RWAs became fully phased-in. Accordingly, the information presented reflects fully phased-in CET1, tier 1 capital, and RWAs, but reflects total capital still in accordance with Transition Requirements.
(3)Amount for December 31, 2019, has been revised as a result of a decrease in RWAs under the Advanced Approach due to the correction of duplicated operational loss amounts.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME

	Quarter ended					Dec 31, 2020 % Change from		Year ended
(in millions, except per share amounts)	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019	% Change
Interest income	$10,470	10,800	11,801	14,727	15,595	(3)%	(33)	$47,798	66,083	(28)%
Interest expense	1,195	1,432	1,921	3,415	4,395	(17)	(73)	7,963	18,852	(58)
Net interest income	9,275	9,368	9,880	11,312	11,200	(1)	(17)	39,835	47,231	(16)
Noninterest income
Deposit-related fees	1,333	1,299	1,142	1,447	1,530	3	(13)	5,221	5,819	(10)
Lending-related fees	356	352	323	350	358	1	(1)	1,381	1,474	(6)
Brokerage fees	2,440	2,336	2,117	2,482	2,380	4	3	9,375	9,237	1
Trust and investment management fees	747	737	687	701	728	1	3	2,872	3,038	(5)
Investment banking fees	486	441	547	391	464	10	5	1,865	1,797	4
Card fees	943	912	797	892	1,020	3	(8)	3,544	4,016	(12)
Mortgage banking	1,207	1,590	317	379	783	(24)	54	3,493	2,715	29
Net gains (losses) from trading activities	(60)	361	807	64	131	NM	NM	1,172	993	18
Net gains (losses) on debt securities	160	264	212	237	(8)	(39)	NM	873	140	524
Net gains (losses) from equity securities	884	649	533	(1,401)	451	36	96	665	2,843	(77)
Lease income	224	333	335	353	344	(33)	(35)	1,245	1,614	(23)
Other	(70)	220	139	510	479	NM	NM	799	4,146	(81)
Total noninterest income	8,650	9,494	7,956	6,405	8,660	(9)	—	32,505	37,832	(14)
Total revenue	17,925	18,862	17,836	17,717	19,860	(5)	(10)	72,340	85,063	(15)
Provision for credit losses	(179)	769	9,534	4,005	644	NM	NM	14,129	2,687	426
Noninterest expense
Personnel	8,948	8,624	8,916	8,323	8,819	4	1	34,811	35,128	(1)
Technology, telecommunications and equipment	838	791	672	798	936	6	(10)	3,099	3,276	(5)
Occupancy	826	851	871	715	749	(3)	10	3,263	2,945	11
Operating losses	621	1,219	1,219	464	1,916	(49)	(68)	3,523	4,321	(18)
Professional and outside services	1,664	1,760	1,676	1,606	1,789	(5)	(7)	6,706	6,745	(1)
Leases (1)	227	291	244	260	286	(22)	(21)	1,022	1,155	(12)
Advertising and promotion	138	144	137	181	244	(4)	(43)	600	1,076	(44)
Restructuring charges	781	718	—	—	—	9	NM	1,499	—	NM
Other	759	831	816	701	875	(9)	(13)	3,107	3,532	(12)
Total noninterest expense	14,802	15,229	14,551	13,048	15,614	(3)	(5)	57,630	58,178	(1)
Income (loss) before income tax expense (benefit)	3,302	2,864	(6,249)	664	3,602	15	(8)	581	24,198	(98)
Income tax expense (benefit)	108	645	(3,917)	159	678	(83)	(84)	(3,005)	4,157	NM
Net income (loss) before noncontrolling interests	3,194	2,219	(2,332)	505	2,924	44	9	3,586	20,041	(82)
Less: Net income (loss) from noncontrolling interests	202	184	47	(148)	51	10	296	285	492	(42)
Wells Fargo net income (loss)	$2,992	2,035	(2,379)	653	2,873	47	4	$3,301	19,549	(83)
Less: Preferred stock dividends and other	350	315	315	611	327	11	7	1,591	1,611	(1)
Wells Fargo net income (loss) applicable to common stock	$2,642	1,720	(2,694)	42	2,546	54	4	$1,710	17,938	(90)
Per share information
Earnings (loss) per common share	$0.64	0.42	(0.66)	0.01	0.61	52	5	$0.42	4.08	(90)
Diluted earnings (loss) per common share	0.64	0.42	(0.66)	0.01	0.60	52	7	0.41	4.05	(90)
NM – Not meaningful
(1)Represents expenses for assets we lease to customers.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET

						Dec 31, 2020 % Change from
(in millions)	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2020	Dec 31, 2019
Assets
Cash and due from banks	$28,236	25,535	24,704	22,738	21,757	11%	30
Interest-earning deposits with banks	236,376	221,235	237,799	128,071	119,493	7	98
Total cash, cash equivalents, and restricted cash	264,612	246,770	262,503	150,809	141,250	7	87
Federal funds sold and securities purchased under resale agreements	65,672	69,304	79,289	86,465	102,140	(5)	(36)
Debt securities:
Trading, at fair value	75,095	73,253	74,679	80,425	79,733	3	(6)
Available-for-sale, at fair value	220,392	220,573	228,899	251,229	263,459	—	(16)
Held-to-maturity, at amortized cost	205,720	182,595	169,002	169,909	153,933	13	34
Loans held for sale (1)	36,384	25,004	33,694	23,678	24,319	46	50
Loans	887,637	920,082	935,155	1,009,843	962,265	(4)	(8)
Allowance for loan losses	(18,516)	(19,463)	(18,926)	(11,263)	(9,551)	(5)	94
Net loans	869,121	900,619	916,229	998,580	952,714	(3)	(9)
Mortgage servicing rights (1)	7,437	7,680	8,180	9,532	12,947	(3)	(43)
Premises and equipment, net	8,895	8,977	9,025	9,108	9,309	(1)	(4)
Goodwill	26,392	26,387	26,385	26,381	26,390	—	—
Derivative assets	25,846	23,715	22,776	25,023	14,203	9	82
Equity securities	62,260	51,169	52,494	54,047	68,241	22	(9)
Other assets	87,337	86,174	85,611	96,163	78,917	1	11
Total assets	$1,955,163	1,922,220	1,968,766	1,981,349	1,927,555	2	1
Liabilities
Noninterest-bearing deposits	$467,068	447,011	432,857	379,678	344,496	4	36
Interest-bearing deposits	937,313	936,204	977,854	996,854	978,130	—	(4)
Total deposits	1,404,381	1,383,215	1,410,711	1,376,532	1,322,626	2	6
Short-term borrowings	58,999	55,224	60,485	92,289	104,512	7	(44)
Derivative liabilities	16,509	13,767	11,368	15,618	9,079	20	82
Accrued expenses and other liabilities	76,404	72,271	75,159	76,238	75,163	6	2
Long-term debt	212,950	215,711	230,921	237,342	228,191	(1)	(7)
Total liabilities	1,769,243	1,740,188	1,788,644	1,798,019	1,739,571	2	2
Equity
Wells Fargo stockholders’ equity:
Preferred stock	21,136	21,098	21,098	21,347	21,549	—	(2)
Common stock – $1-2/3 par value, authorized 9,000,000,000 shares; issued 5,481,811,474 shares	9,136	9,136	9,136	9,136	9,136	—	—
Additional paid-in capital	60,197	60,035	59,923	59,849	61,049	—	(1)
Retained earnings	162,890	160,913	159,952	165,308	166,697	1	(2)
Cumulative other comprehensive income (loss)	194	(750)	(798)	(1,564)	(1,311)	NM	NM
Treasury stock (2)	(67,791)	(68,384)	(69,050)	(70,215)	(68,831)	(1)	(2)
Unearned ESOP shares	(875)	(875)	(875)	(1,143)	(1,143)	—	(23)
Total Wells Fargo stockholders’ equity	184,887	181,173	179,386	182,718	187,146	2	(1)
Noncontrolling interests	1,033	859	736	612	838	20	23
Total equity	185,920	182,032	180,122	183,330	187,984	2	(1)
Total liabilities and equity	$1,955,163	1,922,220	1,968,766	1,981,349	1,927,555	2	1
NM – Not meaningful
(1)In fourth quarter 2020, loans held for sale and mortgage loans held for sale were combined into a single line item, and mortgage servicing rights measured at fair value and at amortized cost were combined into a single line item. Prior period balances have been revised to conform with the current period presentation.
(2)Number of shares of treasury stock were 1,337,799,931, 1,349,294,592, 1,362,252,882, 1,385,401,170, and 1,347,385,537 at December 31, September 30, June 30 and March 31, 2020, and December 31, 2019, respectively.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES AND INTEREST RATES (TAXABLE-EQUIVALENT BASIS)(1)

	Quarter ended					Dec 31, 2020 % Change from		Year ended		% Change
($ in millions)	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019
Average Balances

Assets
Interest-earning deposits with banks	$222,010	216,958	176,327	129,522	127,287	2%	74	$186,386	135,741	37%
Federal funds sold and securities purchased under resale agreements	67,023	80,431	76,384	107,555	109,201	(17)	(39)	82,798	99,286	(17)
Debt securities	500,616	481,961	495,297	511,512	518,496	4	(3)	497,313	505,454	(2)
Loans held for sale (2)	29,436	31,023	27,610	21,846	25,350	(5)	16	27,493	21,516	28
Loans:
Commercial loans	476,468	497,744	545,318	520,514	512,590	(4)	(7)	509,886	511,460	—
Consumer loans	423,236	433,964	425,948	444,532	443,946	(2)	(5)	431,902	439,496	(2)
Total loans	899,704	931,708	971,266	965,046	956,536	(3)	(6)	941,788	950,956	(1)
Equity securities	25,744	25,185	27,417	37,532	38,278	2	(33)	28,950	35,930	(19)
Other	7,896	6,974	7,715	7,431	6,478	13	22	7,505	5,579	35
Total interest-earning assets	$1,752,429	1,774,240	1,782,016	1,780,444	1,781,626	(1)	(2)	$1,772,233	1,754,462	1
Total noninterest-earning assets	174,443	173,432	166,923	170,215	160,217	1	9	171,268	158,982	8
Total assets	$1,926,872	1,947,672	1,948,939	1,950,659	1,941,843	(1)	(1)	$1,943,501	1,913,444	2
Liabilities
Interest-bearing deposits	$925,729	959,270	978,194	990,636	970,175	(3)	(5)	$963,342	942,150	2
Short-term borrowings	57,304	57,292	63,535	102,977	115,949	—	(51)	70,206	115,337	(39)
Long-term debt	214,223	222,862	232,395	229,002	230,430	(4)	(7)	224,587	232,491	(3)
Other liabilities	25,949	27,679	29,947	30,199	27,279	(6)	(5)	28,435	25,771	10
Total interest-bearing liabilities	$1,223,205	1,267,103	1,304,071	1,352,814	1,343,833	(3)	(9)	$1,286,570	1,315,749	(2)
Noninterest-bearing demand deposits	454,371	439,758	408,462	347,327	351,738	3	29	412,669	344,111	20
Other noninterest-bearing liabilities	63,548	57,961	52,298	62,348	53,879	10	18	59,048	55,963	6
Total liabilities	$1,741,124	1,764,822	1,764,831	1,762,489	1,749,450	(1)	—	$1,758,287	1,715,823	2
Total equity	185,748	182,850	184,108	188,170	192,393	2	(3)	185,214	197,621	(6)
Total liabilities and equity	$1,926,872	1,947,672	1,948,939	1,950,659	1,941,843	(1)	(1)	$1,943,501	1,913,444	2

Average Interest Rates

Interest-earning assets
Interest-earning deposits with banks	0.10%	0.11	0.12	1.18	1.63			0.29%	2.12
Federal funds sold and securities purchased under resale agreements	0.05	0.02	0.01	1.42	1.72			0.47	2.18
Debt securities	1.96	2.10	2.46	2.81	2.84			2.34	3.06
Loans held for sale (2)	3.56	3.07	3.45	3.82	3.91			3.45	4.14
Loans:
Commercial loans	2.67	2.60	2.76	3.65	3.90			2.93	4.27
Consumer loans	4.20	4.33	4.45	4.83	4.92			4.46	5.11
Total loans	3.39	3.41	3.50	4.20	4.37			3.63	4.65
Equity securities	2.04	1.61	1.70	2.22	2.81			1.92	2.69
Other	—	(0.02)	(0.02)	0.77	1.36			0.18	1.62
Total interest-earning assets	2.41	2.45	2.68	3.35	3.51			2.72	3.80
Interest-bearing liabilities
Interest-bearing deposits	0.07	0.13	0.24	0.71	0.85			0.29	0.92
Short-term borrowings	(0.08)	(0.08)	(0.10)	1.14	1.50			0.36	2.01
Long-term debt	1.78	1.86	2.13	2.17	3.02			1.99	3.16
Other liabilities	1.38	1.33	1.53	1.90	2.04			1.54	2.13
Total interest-bearing liabilities	0.39	0.45	0.59	1.01	1.30			0.62	1.43

Interest rate spread on a taxable-equivalent basis (3)	2.02	2.00	2.09	2.34	2.21			2.10	2.37
Net interest margin on a taxable-equivalent basis (3)	2.13	2.13	2.25	2.58	2.53			2.27	2.73
(1)The average balance amounts represent amortized costs. The interest rates are based on interest income or expense amounts for the period and are annualized, if applicable. Interest rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)In fourth quarter 2020, loans held for sale and mortgage loans held for sale were combined into a single line item. Prior period balances have been revised to conform with the current period presentation.
(3)Includes taxable-equivalent adjustments of $107 million, $109 million, $119 million, $140 million, and $143 million for the quarters ended December 31, September 30, June 30 and March 31, 2020, and December 31, 2019, respectively, and $475 million and $611 million for the years ended December 31, 2020 and 2019, respectively, predominantly related to tax-exempt income on certain loans and securities. The federal statutory tax rate utilized was 21% for the periods presented.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (1)

					Quarter ended December 31, 2020
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$5,741	1,390	1,809	715	(273)	(107)	9,275
Noninterest income	2,872	998	1,297	3,074	1,248	(839)	8,650
Total revenue	8,613	2,388	3,106	3,789	975	(946)	17,925
Provision for credit losses	351	69	186	(4)	(781)	—	(179)
Noninterest expense	6,441	1,690	1,798	3,056	1,817	—	14,802
Income (loss) before income tax expense (benefit)	1,821	629	1,122	737	(61)	(946)	3,302
Income tax expense (benefit)	457	154	282	183	(22)	(946)	108
Net income (loss) before noncontrolling interests	1,364	475	840	554	(39)	—	3,194
Less: Net income (loss) from noncontrolling interests	—	2	(1)	6	195	—	202
Net income (loss)	$1,364	473	841	548	(234)	—	2,992

					Quarter ended September 30, 2020
Net interest income	$5,918	1,437	1,712	718	(308)	(109)	9,368
Noninterest income	3,228	923	1,575	2,915	1,477	(624)	9,494
Total revenue	9,146	2,360	3,287	3,633	1,169	(733)	18,862
Provision for credit losses	640	339	(121)	(10)	(79)	—	769
Noninterest expense	7,345	1,762	1,991	3,009	1,122	—	15,229
Income (loss) before income tax expense (benefit)	1,161	259	1,417	634	126	(733)	2,864
Income tax expense (benefit)	290	63	355	157	513	(733)	645
Net income (loss) before noncontrolling interests	871	196	1,062	477	(387)	—	2,219
Less: Net income from noncontrolling interests	—	1	—	3	180	—	184
Net income (loss)	$871	195	1,062	474	(567)	—	2,035

					Quarter ended December 31, 2019
Net interest income	$6,233	1,877	1,999	885	349	(143)	11,200
Noninterest income	2,849	1,018	1,330	3,075	1,024	(636)	8,660
Total revenue	9,082	2,895	3,329	3,960	1,373	(779)	19,860
Provision for credit losses	485	30	77	(1)	53	—	644
Noninterest expense	7,421	1,812	1,821	3,673	887	—	15,614
Income (loss) before income tax expense (benefit)	1,176	1,053	1,431	288	433	(779)	3,602
Income tax expense (benefit)	544	260	358	72	223	(779)	678
Net income before noncontrolling interests	632	793	1,073	216	210	—	2,924
Less: Net income from noncontrolling interests	—	1	—	3	47	—	51
Net income	$632	792	1,073	213	163	—	2,873
(1)The management reporting process is based on U.S. GAAP with specific adjustments, such as for funds transfer pricing for asset/liability management, for shared revenues and expenses, and tax-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources. We define our operating segments by product type and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and staff functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and affiliated venture capital and private equity partnerships. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company. In addition, Corporate includes results for previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for low-income housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (continued) (1)

					Year ended December 31, 2020
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$23,378	6,191	7,501	2,993	247	(475)	39,835
Noninterest income	10,638	3,547	6,319	11,519	3,216	(2,734)	32,505
Total revenue	34,016	9,738	13,820	14,512	3,463	(3,209)	72,340
Provision for credit losses	5,662	3,744	4,946	249	(472)	—	14,129
Noninterest expense	26,976	6,908	7,703	12,051	3,992	—	57,630
Income (loss) before income tax expense (benefit)	1,378	(914)	1,171	2,212	(57)	(3,209)	581
Income tax expense (benefit)	302	(238)	330	552	(742)	(3,209)	(3,005)
Net income (loss) before noncontrolling interests	1,076	(676)	841	1,660	685	—	3,586
Less: Net income (loss) from noncontrolling interests	—	5	(1)	4	277	—	285
Net income (loss)	$1,076	(681)	842	1,656	408	—	3,301

					Year ended December 31, 2019
Net interest income	$25,786	8,184	8,005	3,917	1,950	(611)	47,231
Noninterest income	12,105	4,154	6,223	11,815	5,859	(2,324)	37,832
Total revenue	37,891	12,338	14,228	15,732	7,809	(2,935)	85,063
Provision for credit losses	2,184	190	173	2	138	—	2,687
Noninterest expense	26,998	7,068	7,432	13,363	3,317	—	58,178
Income (loss) before income tax expense (benefit)	8,709	5,080	6,623	2,367	4,354	(2,935)	24,198
Income tax expense (benefit)	2,814	1,266	1,658	590	764	(2,935)	4,157
Net income before noncontrolling interests	5,895	3,814	4,965	1,777	3,590	—	20,041
Less: Net income (loss) from noncontrolling interests	—	6	(1)	9	478	—	492
Net income	$5,895	3,808	4,966	1,768	3,112	—	19,549
(1)The management reporting process is based on U.S. GAAP with specific adjustments, such as for funds transfer pricing for asset/liability management, for shared revenues and expenses, and tax-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources. We define our operating segments by product type and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and staff functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and affiliated venture capital and private equity partnerships. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company. In addition, Corporate includes results for previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for low-income housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT

	Quarter ended					Dec 31, 2020 % Change from		Year ended
($ in millions)	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019	% Change
Income Statement
Net interest income	$5,741	5,918	5,717	6,002	6,233	(3)%	(8)	$23,378	25,786	(9)%
Noninterest income:
Deposit-related fees	742	708	575	879	919	5	(19)	2,904	3,582	(19)
Card fees	890	860	749	819	938	3	(5)	3,318	3,672	(10)
Mortgage banking	1,082	1,544	256	342	673	(30)	61	3,224	2,314	39
Other	158	116	311	607	319	36	(50)	1,192	2,537	(53)
Total noninterest income	2,872	3,228	1,891	2,647	2,849	(11)	1	10,638	12,105	(12)
Total revenue	8,613	9,146	7,608	8,649	9,082	(6)	(5)	34,016	37,891	(10)
Provision for credit losses	351	640	3,102	1,569	485	(45)	(28)	5,662	2,184	159
Noninterest expense	6,441	7,345	6,933	6,257	7,421	(12)	(13)	26,976	26,998	—
Income (loss) before income tax expense (benefit)	1,821	1,161	(2,427)	823	1,176	57	55	1,378	8,709	(84)
Income tax expense (benefit)	457	290	(650)	205	544	58	(16)	302	2,814	(89)
Net income (loss)	$1,364	871	(1,777)	618	632	57	116	$1,076	5,895	(82)
Revenue by Line of Business
Consumer and Small Business Banking	$4,701	4,721	4,401	4,861	5,098	—	(8)	$18,684	21,148	(12)
Consumer Lending:
Home Lending	1,995	2,527	1,477	1,876	1,960	(21)	2	7,875	8,817	(11)
Credit Card	1,372	1,345	1,196	1,375	1,470	2	(7)	5,288	5,707	(7)
Auto	403	404	388	380	387	—	4	1,575	1,567	1
Personal Lending	142	149	146	157	167	(5)	(15)	594	652	(9)
Total revenue	$8,613	9,146	7,608	8,649	9,082	(6)	(5)	$34,016	37,891	(10)
Selected Balance Sheet Data (average)
Loans by Line of Business:
Home Lending	$265,292	270,036	262,209	276,827	278,030	(2)	(5)	$268,586	276,962	(3)
Auto	48,966	49,770	49,611	49,493	48,516	(2)	1	49,460	47,117	5
Credit Card	36,135	35,965	36,539	39,756	39,898	—	(9)	37,093	38,865	(5)
Small Business	17,929	18,100	14,887	9,715	9,748	(1)	84	15,173	9,951	52
Personal Lending	5,547	5,912	6,385	6,771	6,868	(6)	(19)	6,151	6,871	(10)
Total loans	$373,869	379,783	369,631	382,562	383,060	(2)	(2)	$376,463	379,766	(1)
Total deposits	763,177	756,485	715,144	652,706	646,082	1	18	722,085	629,110	15
Allocated capital	48,000	48,000	48,000	48,000	46,000	—	4	48,000	46,000	4

Selected Balance Sheet Data (period-end)
Loans by Line of Business:
Home Lending	$253,942	273,635	258,582	275,395	278,325	(7)	(9)	$253,942	278,325	(9)
Auto	49,072	49,442	49,924	49,779	49,124	(1)	—	49,072	49,124	—
Credit Card	36,664	36,021	36,018	38,582	41,013	2	(11)	36,664	41,013	(11)
Small Business	17,743	17,993	18,116	9,753	9,695	(1)	83	17,743	9,695	83
Personal Lending	5,375	5,724	6,113	6,692	6,845	(6)	(21)	5,375	6,845	(21)
Total loans	$362,796	382,815	368,753	380,201	385,002	(5)	(6)	$362,796	385,002	(6)
Total deposits	784,565	759,425	746,602	672,603	647,152	3	21	784,565	647,152	21

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT (continued)

	Quarter ended					Dec 31, 2020 % Change from		Year ended
($ in millions, unless otherwise noted)	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019	% Change
Selected Metrics
Consumer Banking and Lending:
Return on allocated capital (1)	10.7%	6.6	(15.5)	4.6	4.7			1.6%	12.1
Efficiency ratio (2)	75	80	91	72	82			79	71
Headcount (#)	125,034	131,516	133,876	133,394	134,881	(5)%	(7)	125,034	134,881	(7)%
Retail bank branches (#)	5,032	5,229	5,300	5,329	5,352	(4)	(6)	5,032	5,352	(6)
Digital active customers (# in millions) (3)	32.0	32.0	31.1	31.1	30.3	—	6	32.0	30.3	6
Mobile active customers (# in millions) (3)	26.0	25.9	25.2	24.9	24.4	—	7	26.0	24.4	7

Consumer and Small Business Banking:
Deposit spread (4)	1.7%	1.8	1.8	2.0	2.2			1.8%	2.4
Debit card purchase volume ($ in billions) (5)	$105.3	102.9	93.1	90.6	95.2	2	11	$391.9	367.6	7
Debit card purchase transactions (# in millions) (5)	2,297	2,273	2,027	2,195	2,344	1	(2)	8,792	9,189	(4)

Home Lending:
Mortgage banking fees:
Net servicing income	$(82)	331	(666)	257	12	NM	NM	$(160)	454	NM
Net gains on mortgage loan origination/sales activities	1,164	1,213	922	85	661	(4)	76	3,384	1,860	82
Total mortgage banking fees	1,082	1,544	256	342	673	(30)	61	3,224	2,314	39

Originations ($ in billions):
Retail	32.3	32.8	30.5	23.1	27.5	(2)	17	118.7	96.4	23
Correspondent	21.6	28.8	28.7	24.9	32.3	(25)	(33)	104.0	107.6	(3)
Total originations	$53.9	61.6	59.2	48.0	59.8	(13)	(10)	$222.7	204.0	9

% of originations held for sale (HFS)	75.2%	78.1	71.8	69.6	69.6			73.9%	66.1
Third party mortgage loans serviced (period-end) ($ in billions) (6)	$856.7	917.6	989.5	1,037.5	1,063.4	(7)	(19)	$856.7	1,063.4	(19)
Mortgage servicing rights (MSR) carrying value (period-end)	6,125	6,355	6,819	8,126	11,517	(4)	(47)	6,125	11,517	(47)
Ratio of MSR carrying value (period-end) to third party mortgage loans serviced (period-end) (6)	0.71%	0.69	0.69	0.78	1.08			0.71%	1.08
Home lending loans 30+ days or more delinquency rate (7)(8)	0.64	0.56	0.54	0.71	0.64			0.64	0.64

Credit Card:
Point of sale (POS) volume ($ in billions)	$22.9	21.3	17.5	19.9	23.1	8	(1)	$81.6	88.2	(7)
New accounts (# in thousands) (9)	240	212	255	315	366	13	(34)	1,022	1,840	(44)
Credit card loans 30+ days or more delinquency rate (8)	2.17%	1.76	2.10	2.60	2.63			2.17%	2.63

Auto:
Auto originations ($ in billions)	$5.3	5.4	5.6	6.5	6.8	(2)	(22)	$22.8	25.4	(10)
Auto loans 30+ days or more delinquency rate (8)	1.77%	1.67	1.70	2.31	2.56			1.77%	2.56

Personal Lending:
New funded balances	$294	323	315	667	708	(9)	(58)	$1,599	2,829	(43)
NM – Not meaningful
(1)Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends.
(2)Efficiency ratio is segment noninterest expense divided by segment total revenue (net interest income and noninterest income).
(3)Digital and mobile active customers is the number of consumer and small business customers who have logged on via a digital or mobile device, respectively, in the prior 90 days. Digital active customers includes both online and mobile customers.
(4)Deposit spread is (i) the internal funds transfer pricing credit on segment deposits minus interest paid to customers for segment deposits, divided by (ii) average segment deposits.
(5)Debit card purchase volume and transactions reflect combined activity for both consumer and business debit card purchases.
(6)Excludes residential mortgage loans subserviced for others.
(7)Excludes residential mortgage loans insured by the Federal Housing Administration (FHA) or guaranteed by the Department of Veterans Affairs (VA) and loans held for sale.
(8)Beginning in second quarter 2020, customer payment deferral activities instituted in response to the COVID-19 pandemic may have delayed the recognition of delinquencies for those customers who would have otherwise moved into past due status.
(9)Excludes certain private label new account openings.

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT

	Quarter ended					Dec 31, 2020 % Change from		Year ended
($ in millions)	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019	% Change
Income Statement
Net interest income	$1,390	1,437	1,590	1,774	1,877	(3)%	(26)	$6,191	8,184	(24)%
Noninterest income:
Deposit-related fees	311	309	297	302	334	1	(7)	1,219	1,175	4
Lending-related fees	138	140	125	128	131	(1)	5	531	524	1
Lease income	73	186	189	198	185	(61)	(61)	646	931	(31)
Other	476	288	287	100	368	65	29	1,151	1,524	(24)
Total noninterest income	998	923	898	728	1,018	8	(2)	3,547	4,154	(15)
Total revenue	2,388	2,360	2,488	2,502	2,895	1	(18)	9,738	12,338	(21)
Provision for credit losses	69	339	2,295	1,041	30	(80)	130	3,744	190	NM
Noninterest expense	1,690	1,762	1,759	1,697	1,812	(4)	(7)	6,908	7,068	(2)
Income (loss) before income tax expense (benefit)	629	259	(1,566)	(236)	1,053	143	(40)	(914)	5,080	NM
Income tax expense (benefit)	154	63	(394)	(61)	260	144	(41)	(238)	1,266	NM
Less: Net income from noncontrolling interests	2	1	1	1	1	100	100	5	6	(17)
Net income (loss)	$473	195	(1,173)	(176)	792	143	(40)	$(681)	3,808	NM

Revenue by Line of Business
Middle Market Banking	$1,149	1,196	1,267	1,455	1,545	(4)	(26)	$5,067	6,691	(24)
Asset-Based Lending and Leasing	1,029	976	1,014	843	1,085	5	(5)	3,862	4,814	(20)
Other	210	188	207	204	265	12	(21)	809	833	(3)
Total revenue	$2,388	2,360	2,488	2,502	2,895	1	(18)	$9,738	12,338	(21)

Revenue by Product
Lending and leasing	$1,170	1,323	1,393	1,411	1,387	(12)	(16)	$5,297	5,904	(10)
Treasury management and payments	805	803	808	982	1,109	—	(27)	3,398	4,698	(28)
Other	413	234	287	109	399	76	4	1,043	1,736	(40)
Total revenue	$2,388	2,360	2,488	2,502	2,895	1	(18)	$9,738	12,338	(21)
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT (continued)

	Quarter ended					Dec 31, 2020 % Change from		Year ended
($ in millions)	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$125,524	134,531	158,982	154,308	154,525	(7)%	(19)	$143,263	157,829	(9)%
Commercial real estate	50,441	52,017	53,157	53,288	53,727	(3)	(6)	52,220	54,416	(4)
Lease financing and other	14,937	15,345	16,284	17,261	17,211	(3)	(13)	15,953	17,109	(7)
Total loans	$190,902	201,893	228,423	224,857	225,463	(5)	(15)	$211,436	229,354	(8)

Loans by Line of Business:
Middle Market Banking	$102,692	110,289	122,319	116,232	116,098	(7)	(12)	$112,848	119,717	(6)
Asset-Based Lending and Leasing	87,092	90,530	105,061	107,437	108,154	(4)	(19)	97,482	108,422	(10)
Other	1,118	1,074	1,043	1,188	1,211	4	(8)	1,106	1,215	(9)
Total loans	$190,902	201,893	228,423	224,857	225,463	(5)	(15)	$211,436	229,354	(8)

Total deposits	$203,590	197,976	206,495	193,454	192,334	3	6	$200,381	186,942	7
Allocated capital	19,500	19,500	19,500	19,500	20,500	—	(5)	19,500	20,500	(5)

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$124,253	128,270	142,315	170,893	153,601	(3)	(19)	$124,253	153,601	(19)
Commercial real estate	49,903	51,297	52,802	53,531	53,526	(3)	(7)	49,903	53,526	(7)
Lease financing and other	14,821	15,180	15,662	17,179	17,654	(2)	(16)	14,821	17,654	(16)
Total loans	$188,977	194,747	210,779	241,603	224,781	(3)	(16)	$188,977	224,781	(16)

Loans by Line of Business:
Middle Market Banking	$101,193	105,851	115,105	125,192	115,187	(4)	(12)	$101,193	115,187	(12)
Asset-Based Lending and Leasing	86,811	88,087	94,976	115,371	108,470	(1)	(20)	86,811	108,470	(20)
Other	973	809	698	1,040	1,124	20	(13)	973	1,124	(13)
Total loans	$188,977	194,747	210,779	241,603	224,781	(3)	(16)	$188,977	224,781	(16)

Total deposits	$208,284	198,556	203,777	209,495	194,469	5	7	$208,284	194,469	7

Selected Metrics
Return on allocated capital	8.6%	3.0	(25.2)	(4.7)	14.3			(4.5)%	17.5
Efficiency ratio	71	75	71	68	63			71	57
Headcount (#)	22,410	24,091	24,107	24,036	23,871	(7)	(6)	22,410	23,871	(6)

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT

	Quarter ended					Dec 31, 2020 % Change from		Year ended
($ in millions)	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019	% Change
Income Statement
Net interest income	$1,809	1,712	1,961	2,019	1,999	6%	(10)	$7,501	8,005	(6)%
Noninterest income:
Deposit-related fees	272	272	261	257	268	—	1	1,062	1,029	3
Lending-related fees	178	171	163	172	176	4	1	684	710	(4)
Investment banking fees	459	428	588	477	477	7	(4)	1,952	1,804	8
Net gains (losses) on trading activities	(28)	374	809	35	147	NM	NM	1,190	1,022	16
Other	416	330	257	428	262	26	59	1,431	1,658	(14)
Total noninterest income	1,297	1,575	2,078	1,369	1,330	(18)	(2)	6,319	6,223	2
Total revenue	3,106	3,287	4,039	3,388	3,329	(6)	(7)	13,820	14,228	(3)
Provision for credit losses	186	(121)	3,756	1,125	77	NM	142	4,946	173	NM
Noninterest expense	1,798	1,991	2,044	1,870	1,821	(10)	(1)	7,703	7,432	4
Income (loss) before income tax expense (benefit)	1,122	1,417	(1,761)	393	1,431	(21)	(22)	1,171	6,623	(82)
Income tax expense (benefit)	282	355	(408)	101	358	(21)	(21)	330	1,658	(80)
Less: Net loss from noncontrolling interests	(1)	—	—	—	—	NM	NM	(1)	(1)	—
Net income (loss)	$841	1,062	(1,353)	292	1,073	(21)	(22)	$842	4,966	(83)

Revenue by Line of Business
Banking:
Lending	$424	422	464	457	451	—	(6)	$1,767	1,811	(2)
Treasury Management and Payments	384	395	403	498	527	(3)	(27)	1,680	2,290	(27)
Investment Banking	348	295	444	361	358	18	(3)	1,448	1,370	6
Total Banking	1,156	1,112	1,311	1,316	1,336	4	(13)	4,895	5,471	(11)
Commercial Real Estate	964	835	817	883	862	15	12	3,499	4,038	(13)
Markets:
Fixed Income, Currencies, and Commodities (FICC)	889	1,005	1,506	914	897	(12)	(1)	4,314	3,760	15
Equities	194	312	302	396	257	(38)	(25)	1,204	1,078	12
Credit Adjustment (CVA/DVA) and Other	(67)	62	139	(108)	14	NM	NM	26	(6)	NM
Total Markets	1,016	1,379	1,947	1,202	1,168	(26)	(13)	5,544	4,832	15
Other	(30)	(39)	(36)	(13)	(37)	(23)	(19)	(118)	(113)	4
Total revenue	$3,106	3,287	4,039	3,388	3,329	(6)	(7)	$13,820	14,228	(3)
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT (continued)

	Quarter ended					Dec 31, 2020 % Change from		Year ended
($ in millions)	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$155,669	165,445	190,861	178,254	171,078	(6)%	(9)	$172,492	168,506	2%
Commercial real estate	84,175	84,408	82,726	79,988	79,776	—	6	82,832	79,804	4
Total loans	$239,844	249,853	273,587	258,242	250,854	(4)	(4)	$255,324	248,310	3

Loans by Line of Business:
Banking	$82,413	88,936	105,983	96,844	92,796	(7)	(11)	$93,501	90,749	3
Commercial Real Estate	107,838	109,482	110,594	105,194	103,714	(2)	4	108,279	104,261	4
Markets	49,593	51,435	57,010	56,204	54,344	(4)	(9)	53,544	53,300	—
Total loans	$239,844	249,853	273,587	258,242	250,854	(4)	(4)	$255,324	248,310	3
Trading-related assets:
Trading account securities	$108,972	100,193	106,836	123,327	127,677	9	(15)	$109,803	115,937	(5)
Reverse repurchase agreements/securities borrowed	57,835	68,818	70,335	89,132	93,047	(16)	(38)	71,485	89,190	(20)
Derivative assets	23,604	23,640	22,380	18,284	14,014	—	68	21,986	12,762	72
Total trading-related assets	$190,411	192,651	199,551	230,743	234,738	(1)	(19)	$203,274	217,889	(7)
Total assets	496,315	503,966	535,655	551,987	542,910	(2)	(9)	521,861	520,973	—
Total deposits	205,797	226,129	239,637	266,167	258,781	(9)	(20)	234,332	238,651	(2)
Allocated capital	34,000	34,000	34,000	34,000	31,500	—	8	34,000	31,500	8

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$160,000	157,193	171,859	206,620	173,985	2	(8)	$160,000	173,985	(8)
Commercial real estate	84,456	83,920	83,715	81,152	79,451	1	6	84,456	79,451	6
Total loans	$244,456	241,113	255,574	287,772	253,436	1	(4)	$244,456	253,436	(4)

Loans by Line of Business:
Banking	$84,640	83,128	91,093	118,682	93,117	2	(9)	$84,640	93,117	(9)
Commercial Real Estate	107,207	108,240	109,402	109,937	103,938	(1)	3	107,207	103,938	3
Markets	52,609	49,745	55,079	59,153	56,381	6	(7)	52,609	56,381	(7)
Total loans	$244,456	241,113	255,574	287,772	253,436	1	(4)	$244,456	253,436	(4)
Trading-related assets:
Trading account securities	$109,311	100,157	97,708	110,544	124,808	9	(12)	$109,311	124,808	(12)
Reverse repurchase agreements/securities borrowed	57,248	61,027	70,949	79,560	90,077	(6)	(36)	57,248	90,077	(36)
Derivative assets	25,916	23,844	22,757	24,834	14,382	9	80	25,916	14,382	80
Total trading-related assets	$192,475	185,028	191,414	214,938	229,267	4	(16)	$192,475	229,267	(16)
Total assets	508,793	490,694	510,545	574,660	538,383	4	(5)	508,793	538,383	(5)
Total deposits	203,004	212,532	236,620	260,281	261,134	(4)	(22)	203,004	261,134	(22)

Selected Metrics
Return on allocated capital	8.8%	11.4	(17.1)	2.4	12.4			1.4%	14.7
Efficiency ratio	58	61	51	55	55			56	52
Headcount (#)	8,178	8,205	8,213	7,965	7,918	—	3	8,178	7,918	3

Wells Fargo & Company and Subsidiaries
WEALTH AND INVESTMENT MANAGEMENT SEGMENT

	Quarter ended					Dec 31, 2020 % Change from		Year ended
($ in millions, unless otherwise noted)	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019	% Change
Income Statement
Net interest income	$715	718	720	840	885	—%	(19)	$2,993	3,917	(24)%
Noninterest income:
Brokerage fees	2,370	2,265	2,038	2,397	2,303	5	3	9,070	8,947	1
Trust and investment management fees	618	610	571	584	611	1	1	2,383	2,407	(1)
Other	86	40	197	(257)	161	115	(47)	66	461	(86)
Total noninterest income	3,074	2,915	2,806	2,724	3,075	5	—	11,519	11,815	(3)
Total revenue	3,789	3,633	3,526	3,564	3,960	4	(4)	14,512	15,732	(8)
Provision for credit losses	(4)	(10)	255	8	(1)	(60)	300	249	2	NM
Noninterest expense	3,056	3,009	3,014	2,972	3,673	2	(17)	12,051	13,363	(10)
Income before income tax expense	737	634	257	584	288	16	156	2,212	2,367	(7)
Income tax expense	183	157	63	149	72	17	154	552	590	(6)
Less: Net income (loss) from noncontrolling interests	6	3	7	(12)	3	100	100	4	9	(56)
Net income	$548	474	187	447	213	16	157	$1,656	1,768	(6)

Selected Balance Sheet Data (average)
Total loans	$80,109	79,001	78,091	77,883	76,359	1	5	$78,775	74,986	5
Total deposits	169,858	169,476	165,152	145,439	138,972	—	22	162,521	139,151	17
Allocated capital	9,000	9,000	9,000	9,000	9,000	—	—	9,000	9,000	—

Selected Balance Sheet Data (period-end)
Total loans	80,785	79,472	78,101	78,182	77,140	2	5	80,785	77,140	5%
Total deposits	175,515	168,185	168,311	162,453	143,873	4	22	175,515	143,873	22

Selected Metrics
Return on allocated capital	23.6%	20.3	7.7	19.3	8.7			17.8%	19.0
Efficiency ratio	81	83	86	83	93			83	85
Headcount (#)	29,515	30,229	30,310	30,474	30,818	(2)	(4)	29,515	30,818	(4)
Advisory assets ($ in billions)	$853	779	743	661	778	9	10	$853	778	10
Total client assets ($ in billions)	2,005	1,855	1,785	1,611	1,886	8	6	2,005	1,886	6
Annualized revenue per advisor ($ in thousands) (1)	1,013	943	900	912	1,002	7	1	942	985	(4)
Total financial and wealth advisors (#)	13,513	13,793	14,206	14,364	14,414	(2)	(6)	13,513	14,414	(6)
Wells Fargo Asset Management assets under management ($ in billions)	$603	607	578	518	509	(1)	18	$603	509	18
NM – Not meaningful
(1)Represents annualized total revenue (excluding Wells Fargo Asset Management) divided by average total financial and wealth advisors for the period.

Wells Fargo & Company and Subsidiaries
CORPORATE (1)

	Quarter ended					Dec 31, 2020 % Change from		Year ended
($ in millions)	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019	% Change
Income Statement
Net interest income	$(273)	(308)	11	817	349	(11)%	NM	$247	1,950	(87)%
Noninterest income	1,248	1,477	902	(411)	1,024	(16)	22	3,216	5,859	(45)
Total revenue	975	1,169	913	406	1,373	(17)	(29)	3,463	7,809	(56)
Provision for credit losses	(781)	(79)	126	262	53	889	NM	(472)	138	NM
Noninterest expense	1,817	1,122	801	252	887	62	105	3,992	3,317	20
Income (loss) before income tax expense (benefit)	(61)	126	(14)	(108)	433	NM	NM	(57)	4,354	NM
Income tax expense (benefit)	(22)	513	(1,790)	557	223	NM	NM	(742)	764	NM
Less: Net income (loss) from noncontrolling interests	195	180	39	(137)	47	8	315	277	478	(42)
Net income (loss)	$(234)	(567)	1,737	(528)	163	(59)	NM	$408	3,112	(87)

Selected Balance Sheet Data (average)
Cash, cash equivalents, and restricted cash	$221,335	215,317	173,729	122,425	120,256	3	84	$183,393	130,504	41
Available-for-sale debt securities	207,008	211,180	223,222	244,834	254,118	(2)	(19)	221,493	252,099	(12)
Held-to-maturity debt securities	191,123	175,748	166,127	157,788	151,683	9	26	172,755	147,303	17
Equity securities	9,905	11,729	13,289	13,598	13,280	(16)	(25)	12,123	12,883	(6)
Total loans	14,980	21,178	21,534	21,502	20,800	(29)	(28)	19,790	18,540	7
Total assets	710,736	700,932	653,833	627,547	624,721	1	14	673,440	621,316	8
Total deposits	37,678	48,962	60,228	80,197	85,744	(23)	(56)	56,692	92,407	(39)

Selected Balance Sheet Data (period-end)
Cash, cash equivalents, and restricted cash	$235,239	220,005	236,183	123,916	111,384	7	111	$235,239	111,384	111
Available-for-sale debt securities	208,694	208,543	217,339	239,051	250,801	—	(17)	208,694	250,801	(17)
Held-to-maturity debt securities	204,858	181,744	168,162	169,070	153,142	13	34	204,858	153,142	34
Equity securities	10,006	10,706	12,249	14,036	13,390	(7)	(25)	10,006	13,390	(25)
Total loans	10,623	21,935	21,948	22,085	21,906	(52)	(52)	10,623	21,906	(52)
Total assets	726,861	694,622	711,421	621,076	608,712	5	19	726,861	608,712	19
Total deposits	33,013	44,517	55,401	71,700	75,998	(26)	(57)	33,013	75,998	(57)

Headcount (#)	83,394	80,890	79,507	76,398	74,436	3	12	83,394	74,436	12
NM – Not meaningful
(1)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and staff functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and affiliated venture capital and private equity partnerships. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company. In addition, Corporate includes results for previously divested businesses.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED LOANS OUTSTANDING – PERIOD END

	Quarter ended					Dec 31, 2020 $ Change from
(in millions)	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2020	Dec 31, 2019
Commercial:
Commercial and industrial	$318,805	320,913	350,116	405,020	354,125	(2,108)	(35,320)
Real estate mortgage	121,720	121,910	123,967	122,767	121,824	(190)	(104)
Real estate construction	21,805	22,519	21,694	20,812	19,939	(714)	1,866
Lease financing	16,087	16,947	17,410	19,136	19,831	(860)	(3,744)
Total commercial	478,417	482,289	513,187	567,735	515,719	(3,872)	(37,302)
Consumer:
Residential mortgage – first lien	276,674	294,990	277,945	292,920	293,847	(18,316)	(17,173)
Residential mortgage – junior lien	23,286	25,162	26,839	28,527	29,509	(1,876)	(6,223)
Credit card	36,664	36,021	36,018	38,582	41,013	643	(4,349)
Auto	48,187	48,450	48,808	48,568	47,873	(263)	314
Other consumer	24,409	33,170	32,358	33,511	34,304	(8,761)	(9,895)
Total consumer	409,220	437,793	421,968	442,108	446,546	(28,573)	(37,326)
Total loans	$887,637	920,082	935,155	1,009,843	962,265	(32,445)	(74,628)

Wells Fargo & Company and Subsidiaries
NET LOAN CHARGE-OFFS

	Quarter ended
	Dec 31, 2020		Sep 30, 2020		Jun 30, 2020		Mar 31, 2020		Dec 31, 2019		Dec 31, 2020 $ Change from
($ in millions)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Sep 30, 2020	Dec 31, 2019
By product:
Commercial:
Commercial and industrial	$111	0.14%	$274	0.33%	$521	0.55%	$333	0.37%	$168	0.19%	$(163)	(57)
Real estate mortgage	162	0.53	56	0.18	67	0.22	(2)	(0.01)	4	0.01	106	158
Real estate construction	—	—	(2)	(0.03)	(1)	(0.02)	(16)	(0.32)	—	—	2	—
Lease financing	35	0.83	28	0.66	15	0.33	9	0.19	31	0.63	7	4
Total commercial	308	0.26	356	0.29	602	0.44	324	0.25	203	0.16	(48)	105
Consumer:
Residential mortgage – first lien	(3)	—	(1)	—	2	—	(3)	—	(3)	—	(2)	—
Residential mortgage – junior lien	(24)	(0.39)	(14)	(0.22)	(12)	(0.17)	(5)	(0.07)	(16)	(0.20)	(10)	(8)
Credit card	190	2.09	245	2.71	327	3.60	377	3.81	350	3.48	(55)	(160)
Auto	51	0.43	31	0.25	106	0.88	82	0.68	87	0.73	20	(36)
Other consumer	62	0.88	66	0.80	88	1.09	134	1.59	148	1.71	(4)	(86)
Total consumer	276	0.26	327	0.30	511	0.48	585	0.53	566	0.51	(51)	(290)
Total net charge-offs	$584	0.26%	$683	0.29%	$1,113	0.46%	$909	0.38%	$769	0.32%	$(99)	(185)
By segment:
Consumer Banking and Lending	$332	0.35%	$369	0.39%	$553	0.60%	$621	0.65%	$593	0.62%	$(37)	(261)
Commercial Banking	81	0.17	175	0.34	120	0.21	165	0.29	45	0.08	(94)	36
Corporate and Investing Banking	177	0.29	117	0.19	401	0.58	47	0.07	77	0.12	60	100
Wealth and Investment Management	(3)	(0.01)	(2)	(0.01)	1	0.01	1	0.01	(1)	(0.01)	(1)	(2)
Corporate	(3)	(0.08)	24	0.45	38	0.70	75	1.39	55	1.05	(27)	(58)
Total net charge-offs	$584	0.26%	$683	0.29%	$1,113	0.46%	$909	0.38%	$769	0.32%	$(99)	(185)
(1) Quarterly net charge-offs (recoveries) as a percentage of average loans are annualized.

Wells Fargo & Company and Subsidiaries
CHANGES IN ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Quarter ended					Dec 31, 2020 $ Change from		Year ended Dec 31,
(in millions)	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2020	Dec 31, 2019	2020	2019	$ Change
Balance, beginning of period	$20,471	20,436	12,022	10,456	10,613	35	9,858	10,456	10,707	(251)
Cumulative effect from change in accounting policies (1)	—	—	—	(1,337)	—	—	—	(1,337)	—	(1,337)
Allowance for purchased credit-deteriorated (PCD) loans (2)	—	—	—	8	—	—	—	8	-	8
Balance, beginning of quarter, adjusted	20,471	20,436	12,022	9,127	10,613	35	9,858	9,127	10,707	(1,580)
Provision for credit losses	(144)	751	9,565	3,833	644	(895)	(788)	14,005	2,687	11,318
Interest income on certain loans (3)	(36)	(41)	(38)	(38)	(35)	5	(1)	(153)	(147)	(6)
Net loan charge-offs:
Commercial:
Commercial and industrial	(111)	(274)	(521)	(333)	(168)	163	57	(1,239)	(607)	(632)
Real estate mortgage	(162)	(56)	(67)	2	(4)	(106)	(158)	(283)	(6)	(277)
Real estate construction	—	2	1	16	—	(2)	—	19	12	7
Lease financing	(35)	(28)	(15)	(9)	(31)	(7)	(4)	(87)	(51)	(36)
Total commercial	(308)	(356)	(602)	(324)	(203)	48	(105)	(1,590)	(652)	(938)
Consumer:
Residential mortgage – first lien	3	1	(2)	3	3	2	—	5	50	(45)
Residential mortgage – junior lien	24	14	12	5	16	10	8	55	66	(11)
Credit card	(190)	(245)	(327)	(377)	(350)	55	160	(1,139)	(1,370)	231
Auto	(51)	(31)	(106)	(82)	(87)	(20)	36	(270)	(306)	36
Other consumer	(62)	(66)	(88)	(134)	(148)	4	86	(350)	(550)	200
Total consumer	(276)	(327)	(511)	(585)	(566)	51	290	(1,699)	(2,110)	411
Net loan charge-offs	(584)	(683)	(1,113)	(909)	(769)	99	185	(3,289)	(2,762)	(527)
Other	6	8	—	9	3	(2)	3	23	(29)	52
Balance, end of period	$19,713	20,471	20,436	12,022	10,456	(758)	9,257	19,713	10,456	9,257
Components:
Allowance for loan losses	$18,516	19,463	18,926	11,263	9,551	(947)	8,965	18,516	9,551	8,965
Allowance for unfunded credit commitments	1,197	1,008	1,510	759	905	189	292	1,197	905	292
Allowance for credit losses for loans	$19,713	20,471	20,436	12,022	10,456	(758)	9,257	19,713	10,456	9,257
Net loan charge-offs (annualized) as a percentage of average total loans	0.26%	0.29	0.46	0.38	0.32			0.35	0.29
Allowance for loan losses as a percentage of:
Total loans	2.09	2.12	2.02	1.12	0.99			2.09	0.99
Nonaccrual loans	212	243	249	183	179			212	179
Total net loan charge-offs (annualized)	797	716	423	308	313			563	346
Allowance for credit losses for loans as a percentage of:
Total loans	2.22	2.22	2.19	1.19	1.09			2.22	1.09
Nonaccrual loans	226	255	269	195	196			226	196
(1)Represents the overall decrease in our allowance for credit losses for loans as a result of our adoption of Accounting Standards Update (ASU) 2016-13, Financial Instruments – Credit Losses (CECL), on January 1, 2020.
(2)Represents the allowance for credit losses for purchased credit-impaired (PCI) loans that automatically became PCD loans with the adoption of ASU 2016-13.
(3)Loans with an allowance for credit losses measured by discounting expected cash flows using the loan’s effective interest rate over the remaining life of the loan recognize changes in the allowance for credit losses attributable to the passage of time as interest income.

Wells Fargo & Company and Subsidiaries
ALLOCATION OF ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Dec 31, 2020		Sep 30, 2020		Jun 30, 2020		Mar 31, 2020		Jan 1, 2020 (1)
($ in millions)	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class
By product:
Commercial:
Commercial and industrial	$7,230	2.27%	$7,845	2.44%	$8,109	2.32%	$4,231	1.04%	$2,491	0.70%
Real estate mortgage	3,167	2.60	2,517	2.06	2,395	1.93	848	0.69	702	0.58
Real estate construction	410	1.88	521	2.31	484	2.23	36	0.17	42	0.21
Lease financing	709	4.41	659	3.89	681	3.91	164	0.86	149	0.75
Total commercial	11,516	2.41	11,542	2.39	11,669	2.27	5,279	0.93	3,384	0.66
Consumer:
Residential mortgage - first lien	1,600	0.58	1,519	0.51	1,541	0.55	836	0.29	845	0.29
Residential mortgage - junior lien	653	2.80	710	2.82	725	2.70	125	0.44	78	0.26
Credit card	4,082	11.13	4,082	11.33	3,777	10.49	3,481	9.02	2,913	7.10
Auto	1,230	2.55	1,225	2.53	1,174	2.41	1,016	2.09	719	1.50
Other consumer	632	2.59	1,393	4.20	1,550	4.79	1,285	3.83	1,188	3.46
Total consumer	8,197	2.00	8,929	2.04	8,767	2.08	6,743	1.53	5,743	1.29
Total allowance for credit losses for loans	$19,713	2.22%	$20,471	2.22%	$20,436	2.19%	$12,022	1.19%	$9,127	0.95%
By segment:
Consumer Banking and Lending	$9,593	2.64%	9,593	2.51%	9,329	2.53%	6,806	1.79%	5,863	1.52%
Commercial Banking	4,586	2.43	4,586	2.35	4,458	2.12	2,297	0.95	1,482	0.66
Corporate and Investing Banking	5,155	2.11	5,155	2.14	5,405	2.11	2,064	0.72	997	0.39
Wealth and Investment Management	375	0.46	375	0.47	383	0.49	128	0.16	122	0.16
Corporate	4	0.04	762	3.47	861	3.92	727	3.29	663	3.03
Total allowance for credit losses for loans	$19,713	2.22%	20,471	2.22%	20,436	2.19%	12,022	1.19%	9,127	0.95%
(1)Reflects our allowance for credit losses as a result of our adoption of CECL on January 1, 2020.

Wells Fargo & Company and Subsidiaries
NONPERFORMING ASSETS (NONACCRUAL LOANS AND FORECLOSED ASSETS)

	Dec 31, 2020		Sep 30, 2020		Jun 30, 2020		Mar 31, 2020		Dec 31, 2019		Dec 31, 2020 $ Change from
(in millions)	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Sep 30, 2020	Dec 31, 2019
By product:
Nonaccrual loans:
Commercial:
Commercial and industrial	$2,698	0.85%	$2,834	0.88%	$2,896	0.83%	$1,779	0.44%	$1,545	0.44%	$(136)	1,153
Real estate mortgage	1,774	1.46	1,343	1.10	1,217	0.98	944	0.77	573	0.47	431	1,201
Real estate construction	48	0.22	34	0.15	34	0.16	21	0.10	41	0.21	14	7
Lease financing	259	1.61	187	1.10	138	0.79	131	0.68	95	0.48	72	164
Total commercial	4,779	1.00	4,398	0.91	4,285	0.83	2,875	0.51	2,254	0.44	381	2,525
Consumer:
Residential mortgage - first lien (1)(2)	2,957	1.07	2,641	0.90	2,393	0.86	2,372	0.81	2,150	0.73	316	807
Residential mortgage - junior lien (2)	754	3.24	767	3.05	753	2.81	769	2.70	796	2.70	(13)	(42)
Auto	202	0.42	176	0.36	129	0.26	99	0.20	106	0.22	26	96
Other consumer	36	0.15	40	0.12	45	0.14	41	0.12	40	0.12	(4)	(4)
Total consumer	3,949	0.97	3,624	0.83	3,320	0.79	3,281	0.74	3,092	0.69	325	857
Total nonaccrual loans	8,728	0.98	8,022	0.87	7,605	0.81	6,156	0.61	5,346	0.56	706	3,382
Foreclosed assets	$159		156		195		252		303		3	(144)
Total nonperforming assets	$8,887	1.00%	$8,178	0.89%	$7,800	0.83%	$6,408	0.63%	$5,649	0.59%	$709	3,238
By segment:
Consumer Banking and Lending	$3,895	1.07%	$3,625	0.95%	$3,361	0.91%	$3,366	0.89%	$3,204	0.83%	$270	691
Commercial Banking	2,511	1.33	1,899	0.98	1,697	0.81	1,631	0.68	1,398	0.62	612	1,113
Corporate and Investing Banking	2,198	0.90	2,402	1.00	2,509	0.98	1,186	0.41	824	0.33	(204)	1,374
Wealth and Investment Management	262	0.32	224	0.28	204	0.26	201	0.26	196	0.25	38	66
Corporate	21	0.20	28	0.13	29	0.13	24	0.11	27	—	(7)	(6)
Total nonperforming assets	$8,887	1.00%	$8,178	0.89%	$7,800	0.83%	$6,408	0.63%	$5,649	0.59%	$709	3,238
(1)Amounts are not comparative due to our adoption of CECL on January 1, 2020. Prior to January 1, 2020, pools of individual PCI loans were excluded because they continued to earn interest income from the accretable yield at the pool level. With the adoption of CECL, the pools were discontinued and performance is based on contractual terms for individual loans.
(2)Residential mortgage loans predominantly insured by the Federal Housing Administration (FHA) or guaranteed by the Department of Veterans Affairs (VA) are not placed on nonaccrual status because they are insured or guaranteed.

Wells Fargo & Company and Subsidiaries
COMMERCIAL AND INDUSTRIAL LOANS AND LEASE FINANCING BY INDUSTRY

	Dec 31, 2020				Sep 30, 2020				Dec 31, 2019
($ in millions)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)
Financials except banks	$160	117,726	13%	$206,999	$204	108,597	12%	$193,838	$112	117,312	12%	$200,848
Technology, telecom and media	144	23,061	3	56,500	100	24,517	3	56,417	28	22,447	2	53,343
Real estate and construction	133	23,113	3	51,526	287	24,959	3	52,995	47	22,011	2	48,217
Retail	94	17,393	2	41,669	149	19,243	2	42,250	105	19,923	2	41,938
Equipment, machinery and parts manufacturing	81	18,158	2	41,332	95	19,586	2	40,649	36	23,457	2	42,040
Materials and commodities	39	12,071	1	33,879	48	13,188	1	35,885	33	16,375	2	39,369
Health care and pharmaceuticals	145	15,322	2	32,154	163	16,074	2	32,304	28	14,920	2	30,168
Oil, gas and pipelines	953	10,471	1	30,055	1,188	11,138	1	31,344	615	13,562	1	35,445
Food and beverage manufacturing	17	12,401	1	28,908	30	12,051	1	28,597	9	14,991	2	29,172
Automobile related	79	11,817	1	25,034	24	12,031	1	25,240	24	15,996	2	26,310
Commercial services	107	10,284	1	24,442	145	10,618	*	24,467	50	10,455	*	22,713
Utilities	2	5,031	*	18,564	9	5,922	*	19,315	224	5,995	*	19,390
Entertainment and recreation	263	9,884	1	17,551	85	9,643	1	16,849	44	13,462	1	19,854
Transportation services	573	9,236	1	15,531	390	10,216	1	16,642	224	10,957	*	17,660
Diversified or miscellaneous	7	5,437	*	14,717	16	4,965	—	14,043	4	4,600	*	11,290
Insurance and fiduciaries	2	3,297	*	14,334	2	3,463	*	14,814	1	5,525	*	15,596
Banks	—	12,789	1	13,842	—	12,975	1	13,982	—	20,070	*	20,728
Agribusiness	81	6,314	*	11,642	40	6,829	*	12,419	35	7,539	*	12,901
Government and education	9	5,464	*	11,065	10	5,413	*	11,691	6	5,363	*	12,267
Other (2)	$68	5,623	*	$23,315	$36	6,432	2%	$13,946	$15	8,996	1%	$21,698
Total	$2,957	334,892	33%	$713,059	$3,021	337,860	37%	$697,687	$1,640	373,956	39%	$720,947
*Less than 1%.
(1)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit.
(2)No other single industry had total loans outstanding in excess of $3.8 billion, $5.0 billion, and $4.7 billion at December 31, 2020, September 30, 2020, and December 31, 2019, respectively.

Wells Fargo & Company and Subsidiaries
COMMERCIAL REAL ESTATE LOANS BY PROPERTY TYPE

	Dec 31, 2020				Sep 30, 2020				Dec 31, 2019
($ in millions)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)
Office buildings	$274	37,251	4%	$43,059	$280	37,347	4%	$42,855	$111	37,107	4%	$42,907
Apartments	30	27,909	3	35,092	30	27,435	3	35,038	9	24,658	2	32,576
Industrial/warehouse	87	17,108	2	19,069	77	17,730	2	19,887	83	17,305	2	19,588
Retail (excluding shopping center)	286	13,808	2	14,444	172	14,053	2	14,603	133	14,720	2	15,395
Hotel/motel	273	12,134	1	12,770	159	12,288	1	13,038	16	11,778	1	13,187
Shopping center	588	11,441	1	12,065	408	11,732	1	12,422	2	12,129	1	13,275
Institutional	93	6,692	*	7,923	95	6,215	*	7,667	49	5,541	*	7,193
Mixed use properties	98	6,192	*	7,424	91	6,217	*	7,434	93	6,864	1	8,289
Collateral pool	—	2,970	*	3,546	—	2,850	*	3,420	—	2,526	*	3,009
1-4 family structure	—	1,346	*	3,400	—	1,523	*	3,517	4	1,533	*	3,278
Other	93	6,674	*	8,376	65	7,039	*	8,995	114	7,602	1	9,002
Total	$1,822	143,525	16%	$167,168	$1,377	144,429	16%	$168,876	$614	141,763	15%	$167,699
*Less than 1%.
(1)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on nonmarketable equity securities, net of applicable deferred taxes. The ratios are (i) tangible book value per common share, which represents tangible common equity divided by common shares outstanding; and (ii) return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that tangible book value per common share and return on average tangible common equity, which utilize tangible common equity, are useful financial measures because they enable management, investors, and others to assess the Company’s use of equity.

The tables below provide a reconciliation of these non-GAAP financial measures to GAAP financial measures.

							Dec 31, 2020 % Change from
(in millions, except ratios)		Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2020	Dec 31, 2019
Tangible book value per common share:
Total equity		$185,920	182,032	180,122	183,330	187,984	2%	(1)
Adjustments:
Preferred stock		(21,136)	(21,098)	(21,098)	(21,347)	(21,549)	—	(2)
Additional paid-in capital on preferred stock		152	159	159	140	(71)	(4)	NM
Unearned ESOP shares		875	875	875	1,143	1,143	—	(23)
Noncontrolling interests		(1,033)	(859)	(736)	(612)	(838)	20	23
Total common stockholders' equity	(A)	164,778	161,109	159,322	162,654	166,669	2	(1)
Adjustments:
Goodwill		(26,392)	(26,387)	(26,385)	(26,381)	(26,390)	—	—
Certain identifiable intangible assets (other than MSRs)		(342)	(366)	(389)	(413)	(437)	(7)	(22)
Goodwill and other intangibles on nonmarketable equity securities (included in other assets)		(1,965)	(2,019)	(2,050)	(1,894)	(2,146)	(3)	(8)
Applicable deferred taxes related to goodwill and other intangible assets (1)		856	842	831	821	810	2	6
Tangible common equity	(B)	$136,935	133,179	131,329	134,787	138,506	3	(1)
Common shares outstanding	(C)	4,144.0	4,132.5	4,119.6	4,096.4	4,134.4	—	—
Book value per common share	(A)/(C)	$39.76	38.99	38.67	39.71	40.31	2	(1)
Tangible book value per common share	(B)/(C)	33.04	32.23	31.88	32.90	33.50	3	(1)
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY (continued)

		Quarter ended					Dec 31, 2020 % Change from		Year ended
(in millions, except ratios)		Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019	% Change
Return on average tangible common equity:
Net income applicable to common stock	(A)	$2,642	1,720	(2,694)	42	2,546	54%	4	$1,710	17,938	(90)%
Average total equity		185,748	182,850	184,108	188,170	192,393	2	(3)	185,214	197,621	(6)
Adjustments:
Preferred stock		(21,223)	(21,098)	(21,344)	(21,794)	(21,549)	1	(2)	(21,364)	(22,522)	(5)
Additional paid-in capital on preferred stock		156	158	140	135	(71)	(1)	NM	148	(81)	NM
Unearned ESOP shares		875	875	1,140	1,143	1,143	—	(23)	1,007	1,306	(23)
Noncontrolling interests		(887)	(761)	(643)	(785)	(945)	17	(6)	(769)	(962)	(20)
Average common stockholders’ equity	(B)	164,669	162,024	163,401	166,869	170,971	2	(4)	164,236	175,362	(6)
Adjustments:
Goodwill		(26,390)	(26,388)	(26,384)	(26,387)	(26,389)	—	—	(26,387)	(26,409)	—
Certain identifiable intangible assets (other than MSRs)		(354)	(378)	(402)	(426)	(449)	(6)	(21)	(389)	(493)	(21)
Goodwill and other intangibles on nonmarketable equity securities (included in other assets)		(1,889)	(2,045)	(1,922)	(2,152)	(2,223)	(8)	(15)	(2,002)	(2,174)	(8)
Applicable deferred taxes related to goodwill and other intangible assets (1)		852	838	828	818	807	2	6	834	792	5
Average tangible common equity	(C)	$136,888	134,051	135,521	138,722	142,717	2	(4)	136,292	147,078	(7)
Return on average common stockholders’ equity (ROE) (annualized)	(A)/(B)	6.4%	4.2	(6.6)	0.1	5.9			1.0%	10.2
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)	7.7	5.1	(8.0)	0.1	7.1			1.3	12.2
NM – Not meaningful
(1)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period end.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III – STANDARDIZED APPROACH (1)

		Estimated					Dec 31, 2020 % Change from
(in billions, except ratio)		Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2020	Dec 31, 2019
Total equity		$185.9	182.0	180.1	183.3	188.0	2%	(1)
Adjustments:
Preferred stock		(21.1)	(21.1)	(21.1)	(21.3)	(21.5)	—	(2)
Additional paid-in capital on preferred stock		0.2	0.2	0.2	0.1	(0.1)	—	NM
Unearned ESOP shares		0.9	0.9	0.9	1.1	1.1	—	(18)
Noncontrolling interests		(1.0)	(0.9)	(0.7)	(0.6)	(0.8)	11	25
Total common stockholders' equity		164.8	161.1	159.4	162.6	166.7	2	(1)
Adjustments:
Goodwill		(26.4)	(26.4)	(26.4)	(26.4)	(26.4)	—	—
Certain identifiable intangible assets (other than MSRs)		(0.3)	(0.4)	(0.4)	(0.4)	(0.4)	(25)	(25)
Goodwill and other intangibles on nonmarketable equity securities (included in other assets)		(2.0)	(2.0)	(2.1)	(1.9)	(2.1)	—	(5)
Applicable deferred taxes related to goodwill and other intangible assets (2)		0.9	0.8	0.8	0.8	0.8	13	13
CECL transition provision (3)		1.7	1.9	1.9	—	—	(11)	NM
Other		(0.4)	(0.2)	(0.1)	—	0.3	100	NM
Common Equity Tier 1	(A)	138.3	134.9	133.1	134.7	138.8	3	—
Preferred stock		21.1	21.1	21.1	21.3	21.5	—	(2)
Additional paid-in capital on preferred stock		(0.2)	(0.2)	(0.2)	(0.1)	0.1	—	NM
Unearned ESOP shares		(0.9)	(0.9)	(0.9)	(1.1)	(1.1)	—	(18)
Other		(0.2)	(0.2)	(0.2)	(0.5)	(0.3)	—	(33)
Total Tier 1 capital	(B)	158.2	154.7	152.9	154.3	158.9	2	—
Long-term debt and other instruments qualifying as Tier 2		24.4	25.0	25.5	25.8	26.5	(2)	(8)
Qualifying allowance for credit losses (4)		14.1	14.1	14.4	12.0	10.5	—	34
Other		(0.2)	(0.2)	(0.2)	(0.2)	(0.2)	—	—
Effect of Basel III Transition Requirements		0.1	0.1	0.1	0.1	0.5	—	(80)
Total qualifying capital (Basel III Transition Requirements)	(C)	$196.6	193.8	192.6	192.1	196.2	1	—

Total risk-weighted assets (RWAs)	(D)	$1,192.0	1,185.6	1,213.1	1,262.8	1,245.9	1	(4)

Common Equity Tier 1 to total RWAs	(A)/(D)	11.6%	11.4	11.0	10.7	11.1
Tier 1 capital to total RWAs	(B)/(D)	13.3	13.1	12.6	12.2	12.8
Total capital to total RWAs	(C)/(D)	16.5	16.3	15.9	15.2	15.8
NM – Not meaningful
(1)The Basel III capital rules for calculating CET1 and tier 1 capital, along with RWAs, are fully phased-in. However, the requirements for determining total capital are still in accordance with Transition Requirements and are scheduled to be fully phased-in by the end of 2021. The Basel III capital rules provide for two capital frameworks: the Standardized Approach and the Advanced Approach applicable to certain institutions. Accordingly, in the assessment of our capital adequacy, we must report the lower of our CET1, tier 1 and total capital ratios calculated under the Standardized Approach and under the Advanced Approach.
(2)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period end.
(3)In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out of the benefits. The impact of the CECL transition provision on our regulatory capital at December 31, 2020, was an increase in capital of $1.7 billion, reflecting a $991 million (post-tax) increase in capital recognized upon our initial adoption of CECL, offset by 25% of the $10.8 billion increase in our ACL under CECL from January 1, 2020, through December 31, 2020.
(4)Under the Standardized Approach, the allowance for credit losses is includable in Tier 2 Capital up to 1.25% of Standardized credit RWAs with any excess allowance for credit losses deducted from total RWAs.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III – ADVANCED APPROACH (1)

		Estimated					Dec 31, 2020 % Change from
(in billions, except ratio)		Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2020	Dec 31, 2019
Total equity		$185.9	182.0	180.1	183.3	188.0	2%	(1)
Adjustments:
Preferred stock		(21.1)	(21.1)	(21.1)	(21.3)	(21.5)	—	(2)
Additional paid-in capital on preferred stock		0.2	0.2	0.2	0.1	(0.1)	—	NM
Unearned ESOP shares		0.9	0.9	0.9	1.1	1.1	—	(18)
Noncontrolling interests		(1.0)	(0.9)	(0.7)	(0.6)	(0.8)	11	25
Total common stockholders' equity		164.8	161.1	159.4	162.6	166.7	2	(1)
Adjustments:
Goodwill		(26.4)	(26.4)	(26.4)	(26.4)	(26.4)	—	—
Certain identifiable intangible assets (other than MSRs)		(0.3)	(0.4)	(0.4)	(0.4)	(0.4)	(25)	(25)
Goodwill and other intangibles on nonmarketable equity securities (included in other assets)		(2.0)	(2.0)	(2.1)	(1.9)	(2.1)	—	(5)
Applicable deferred taxes related to goodwill and other intangible assets (2)		0.9	0.8	0.8	0.8	0.8	13	13
CECL transition provision (3)		1.7	1.9	1.9	—	—	(11)	NM
Other		(0.4)	(0.2)	(0.1)	—	0.3	100	NM
Common Equity Tier 1	(A)	138.3	134.9	133.1	134.7	138.8	3	—
Preferred stock		21.1	21.1	21.1	21.3	21.5	—	(2)
Additional paid-in capital on preferred stock		(0.2)	(0.2)	(0.2)	(0.1)	0.1	—	NM
Unearned ESOP shares		(0.9)	(0.9)	(0.9)	(1.1)	(1.1)	—	(18)
Other		(0.2)	(0.2)	(0.2)	(0.5)	(0.3)	—	(33)
Total Tier 1 capital	(B)	158.2	154.7	152.9	154.3	158.9	2	—
Long-term debt and other instruments qualifying as Tier 2		24.4	25.0	25.5	25.8	26.5	(2)	(8)
Qualifying allowance for credit losses (4)		4.4	4.5	4.6	4.0	2.6	(2)	69
Other		(0.2)	(0.2)	(0.2)	(0.2)	(0.2)	—	—
Effect of Basel III Transition Requirements		0.1	0.1	0.1	0.1	0.5	—	(80)
Total qualifying capital (Basel III Transition Requirements)	(C)	$186.9	184.2	182.8	184.0	188.3	1	(1)

Total RWAs (5)	(D)	$1,158.1	1,172.0	1,195.4	1,181.3	1,165.1	(1)	(1)

Common Equity Tier 1 to total RWAs (5)	(A)/(D)	11.9%	11.5	11.1	11.4	11.9
Tier 1 capital to total RWAs (5)	(B)/(D)	13.7	13.2	12.8	13.1	13.6
Total capital to total RWAs (5)	(C)/(D)	16.1	15.7	15.3	15.6	16.2
NM – Not meaningful
(1)The Basel III capital rules for calculating CET1 and tier 1 capital, along with RWAs, are fully phased-in. However, the requirements for determining total capital are still in accordance with Transition Requirements and are scheduled to be fully phased-in by the end of 2021. The Basel III capital rules provide for two capital frameworks: the Standardized Approach and the Advanced Approach applicable to certain institutions. Accordingly, in the assessment of our capital adequacy, we must report the lower of our CET1, tier 1 and total capital ratios calculated under the Standardized Approach and under the Advanced Approach.
(2)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period end.
(3)In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out of the benefits. The impact of the CECL transition provision on our regulatory capital at December 31, 2020, was an increase in capital of $1.7 billion, reflecting a $991 million (post-tax) increase in capital recognized upon our initial adoption of CECL, offset by 25% of the $10.8 billion increase in our ACL under CECL from January 1, 2020, through December 31, 2020.
(4)Under the Advanced Approach, the allowance for credit losses that exceeds expected credit losses is eligible for inclusion in Tier 2 Capital, to the extent the excess allowance does not exceed 0.60% of Advanced credit RWAs with any excess allowance for credit losses deducted from total RWAs.
(5)Amount for December 31, 2019, has been revised as a result of a decrease in RWAs under the Advanced Approach due to the correction of duplicated operational loss amounts.

Wells Fargo & Company and Subsidiaries
DEFERRED COMPENSATION AND RELATED HEDGES

	Quarter ended					Year ended
(in millions)	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019
Net interest income	$—	—	3	12	26	15	70
Net gains (losses) from equity securities	1	1	346	(621)	236	(273)	664
Total revenue (losses) from deferred compensation plan investments	1	1	349	(609)	262	(258)	734
Change in deferred compensation plan liabilities	470	220	490	(598)	263	582	739
Net derivative (gains) losses from economic hedges of deferred compensation (1)	(422)	(215)	(141)	—	—	(778)	—
Personnel expense	48	5	349	(598)	263	(196)	739
Income (loss) before income tax expense	$(47)	(4)	—	(11)	(1)	(62)	(5)
(1)In second quarter 2020, we entered into arrangements to transition our economic hedges of our deferred compensation plan liabilities from equity securities to derivative instruments. Changes in the fair value of derivatives used as economic hedges are presented within the same financial statement line as the related business activity being hedged.